                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Geoworks Corporation (the Company) on
Form 10-Q for the period  ended June 30, 2003 as filed with the  Securities  and
Exchange  Commission on the date hereof (the Report),  I, John P. Murray,  in my capacity as Chief  Financial  Officer of the Company,  certify to my  knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley
Act of 2002, that:

          (1) The Report fully complies with the  requirements  of section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

/s/ John P. Murray
------------------

John P. Murray
Chief Financial Officer
August 14, 2003